Execution Version -1- 136864541.v11 CONSENT AND AMENDMENT This CONSENT AND AMENDMENT (this “Consent”) is made and entered into as of March 27, 2026 (the “Effective Date”), by and among KWS Solar Term Parent 1, LLC, a Delaware limited liability company (“KWS 1”), KWS Solar Term Parent 2, LLC, a Delaware limited liability company (“KWS 2”), KWS Solar Term Parent 3, LLC, a Delaware limited liability company (“KWS 3”), and Spruce Power 3 HoldCo, LLC, a Delaware limited liability company (“SP3”, together with KWS 1, KWS 2 and KWS 3, the “Co-Borrowers”), KeyBank National Association (the “Administrative Agent”) and the undersigned Lenders. Capitalized terms used but not otherwise defined within the body of this Consent shall have the meanings given to them in the Credit Agreement (defined below). WHEREAS, the Co-Borrowers, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of March 19, 2021 (as amended by (a) the Omnibus Amendment and Accession, dated as of April 8, 2022; (b) the Consent and Amendment, dated July 12, 2022; (c) the Waiver and Second Amendment to Amended and Restated Credit Agreement, dated July 12, 2022; (d) the Consent and Amendment, dated August 18, 2023; (e) the Limited Waiver and Consent, dated April 30, 2024; and (f) the Consent Agreement, dated as of October 31, 2025, and as amended as of the date hereof and as may be further amended, restated, or modified from time to time, the “Credit Agreement”); WHEREAS, the SVB Borrower is party to the Amended and Restated Credit Agreement, dated as of October 29, 2019, as amended by (a) the Omnibus Amendment and Consent, dated as of March 5, 2020; (b) the Second Omnibus Amendment and Consent, dated as of March 18, 2021; (c) Omnibus Amendment and Joinder Agreement, dated as of September 26, 2022; (d) Omnibus Amendment and Joinder Agreement, dated as of November 7, 2022; (e) Amendment, Consent, and Waiver to Credit Agreement, dated as of May 19, 2023; and (f) Amendment and Waiver to Credit Agreement, dated as of April 29, 2024 (as further amended, restated, supplemented or otherwise modified from time to time, the “PortfolioCo Credit Agreement”), among SVB Borrower (f/k/a Kilowatt Systems, LLC and as successor in interest to Spruce Kismet, LLC, Greenday Finance I LLC and Volta MH Owner II, LLC), Silicon Valley Bank, as administrative agent, ING Capital LLC and Silicon Valley Bank, as issuing banks, the lenders from time to time party thereto, ING Capital LLC and Silicon Valley Bank, as joint bookrunners and coordinating lead arrangers, and KeyBank National Association, as joint lead arranger; WHEREAS, (a) the SVB Borrower is a Subsidiary of the Co-Borrowers and (b) the PortfolioCo Credit Agreement is an Other Loan Document and a Senior Loan Document; WHEREAS, the SVB Borrower desires to amend the PortfolioCo Credit Agreement by executing an amendment in the form attached hereto as Exhibit A (the “PortfolioCo CA Amendment”) that, among other things, (a) extends the maturity date of the PortfolioCo Credit Agreement and (b) increases monetary obligations under the PortfolioCo Credit Agreement; WHEREAS, among other things, Section 6.18(a) of the Credit Agreement provides that the Co-Borrowers shall not agree, and shall ensure that no Subsidiary agrees, (a) to extend the maturity date under the Other Loan Documents or (b) increase any other monetary obligations under the Other Loan Documents, including any fees payable thereunder;

-2- 136864541.v11 WHEREAS, Section 11.01(b) of the Credit Agreement provides that no waiver of any provision of the Credit Agreement, and no consent to any departure by the Co-Borrowers therefrom, shall be effective unless in writing and either (i) signed by the Required Lenders and the Co-Borrowers, as the case may be, and acknowledged by the Administrative Agent or (ii) approved by the Administrative Agent (acting on the instructions of the Required Lenders) and the Co-Borrowers; WHEREAS, the Co-Borrowers request that the Administrative Agent and the Required Lenders consent to the execution by the SVB Borrower of the PortfolioCo CA Amendment; and WHEREAS, (a) ESE provides services to subsidiaries of the Co-Borrowers pursuant to the MSAs (as defined in Exhibit B hereto) and (b) ESE has agreed that all Past-Due Amounts (as defined in Exhibit B hereto) be subject to a Subordination Agreement in the form attached hereto as Exhibit B (the “ESE Subordination Agreement”). NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Consent. The Lenders and Administrative Agent hereby acknowledge and consent to the execution by the SVB Borrower of the PortfolioCo CA Amendment. 2. Amendments. The Credit Agreement is hereby amended as follows: a. The second “WHEREAS” clause in the Recitals shall be amended as follows, with text in red strikethrough format being considered deleted: WHEREAS, Co-Borrower 1 Sub, Co-Borrower 2 Sub, and Co-Borrower 3 Sub collectively own one hundred percent (100%) of the membership interests in each of Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC) (“SVB Borrower”) and Spruce Power 2, LLC (f/k/a Spruce Juniper, LLC) (the “Boardwalk Borrower”, and together with the SVB Borrower, the “PortfolioCo Borrowers”); b. Clause (a) of definition of “Permitted PortfolioCo Refinancing” in Section 1.01 of the Credit Agreement shall be amended by (i) replacing the text “a maturity date that is not less than seven years from the closing date of such Permitted PortfolioCo Refinancing” with the text “a maturity date that is after the Maturity Date” and (ii) replacing the text “PortfolioCo Obligations” with the text “PortfolioCo Loan Obligations”, c. Clause (b) of definition of “Permitted PortfolioCo Refinancing” in Section 1.01 of the Credit Agreement shall be amended by replacing clause (b) in its entirety with the text “(b) [Reserved];” d. Clause (f) of definition of “Permitted PortfolioCo Refinancing” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “the PortfolioCo Loan Obligations” with the text “the applicable PortfolioCo Loan Obligations being refinanced”.

-3- 136864541.v11 e. The definition of “PortfolioCo Borrowers” in Section 1.01 of the Credit Agreement shall be amended as follows, with text in red strikethrough format being considered deleted and text that is blue and underlined being considered added: “PortfolioCo Borrowers” shall have the meaning set forth in the recitals mean SVB Borrower, Boardwalk Borrower, and Co-Borrower 4 Sub. f. The definition of “PortfolioCo Applicable Margin” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “PortfolioCo Credit Agreement” with the text “applicable Senior Credit Agreement”. g. The definition of “PortfolioCo Loan Obligations” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “PortfolioCo Credit Agreement” with the text “applicable Senior Credit Agreement”. h. The definition of “PortfolioCo Loans” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “PortfolioCo Credit Agreement” with the text “applicable Senior Credit Agreement”. i. The definition of “PortfolioCo Operating Expenses” in Section 1.01 of the Credit Agreement shall be amended by replacing the text “PortfolioCo” with the text “PortfolioCo Borrower”. j. Section 5.01(i) (Subsidiary Debt Notices) is hereby amended and restated in its entirety as follows: “(i) Subsidiary Debt Notices (i) Promptly after the delivery by a Sponsor Party or any Relevant Party of either (A) any notice, report, document or deliverable or (B) any request for an amendment, consent, waiver, issuance of a letter of credit, withdrawal or transfer, or borrowing of loans under the Other Loan Documents, the Co-Borrowers shall cause a copy thereof to be delivered to the Administrative Agent. For the avoidance of doubt, this clause (i) requires delivery of all items required by the PortfolioCo CA Amendment. (ii) The Co-Borrowers shall promptly, but in no event later than three (3) Business Days, after its or any Relevant Party’s receipt thereof, deliver, or cause to be delivered, to the Administrative Agent (A) any notice, report, document or deliverable, or (B) any response to a request for an amendment, consent, waiver, issuance of a letter of credit, withdrawal or transfer or borrowing of loans, in each case, received by any Co-Borrower or any Relevant Party from any party to any Other Loan Document. (iii) The Co-Borrowers shall promptly provide to the Administrative Agent (for distribution to the Lenders) (A) written notice of any and

-4- 136864541.v11 all refinancing options, proposals, term sheets, commitment letters, or similar communications (whether solicited or unsolicited and including from, or through, investment bankers or advisors) in respect of the Senior Loan Obligations (or any portion thereof) received from, or entered into discussions with, any existing or prospective lender, financial institution, or other funding source, including the anticipated timeline for consummation of the proposed refinancing, any key milestones, deadlines, or conditions that must be satisfied prior to closing, and any other information reasonably requested by the Administrative Agent or the Lenders and (B) copies of all third-party reports (including interim drafts) prepared in connection with any potential refinancing. The Co- Borrowers shall participate in a call with Lenders no less frequently than once per calendar month to provide detailed updates on these activities.” k. Section 5.23 (Termination of Servicer) is hereby amended by inserting as a new clause (d) the following: “(d) The Co-Borrowers shall deliver to the Administrative Agent any and all documentation required to ensure that, in the reasonable determination of the Administrative Agent (acting at the direction of the Required Lenders), the services provided by any Provider and/or any Manager can be provided by the Back-up Servicers or another replacement servicers selected by the Administrative Agent immediately following the occurrence of a Servicer Termination Event, including (i) on or before April 30, 2026 (and, thereafter, no less frequently than quarterly), (A) the most recent copies of the servicer report and complete database file for each Serviced Contract (as defined under each Backup Servicer Agreement) and (B) a report regarding each Back-up Servicer’s ability and readiness to perform the Successor Servicing Services (as defined under each Backup Servicer Agreement); and (ii) amendments to any Backup Servicer Agreement, any Maintenance Services Agreement, any Transition Management Agreement and/or the Management Agreement, as requested by the Administrative Agent (at the instruction of the Required Lenders), and which documentation shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders. The Co-Borrowers shall cause the Back-up Servicer to participate in a call with Lenders on or before April 30, 2026, regarding each Back-up Servicer’s ability and readiness to perform the Services (as defined under the Backup Servicer Agreements) and thereafter, to participate in additional calls and provide additional information as requested by the Administrative Agent (at the instruction of the Required Lenders). The Co-Borrowers shall use commercially reasonable efforts to facilitate the Lenders’ attendance on any calls between the Back-up Servicer and any Senior Lenders (or their agents or representatives).”

-5- 136864541.v11 l. Article V (Affirmative Covenants) is hereby amended by inserting as a new Section 5.30 the following: “Section 5.30. SP4/SP5 Collateral Addition. (a) On or before October 30, 2026 (the “Term Sheet Deadline”), the Co- Borrowers shall deliver to the Lenders (i) an executed term sheet and/or executed commitment letter for the refinancing of the Senior Loan Obligations that meets the requirements of a Permitted PortfolioCo Refinancing or is otherwise acceptable to the Required Lenders (the “Approved Refinancing Term Sheet”) and (ii) an Updated Base Case Model pursuant to clause (c) of the definition of Permitted PortfolioCo Refinancing. The Co-Borrowers shall progress such refinancing on the terms in the Approved Refinancing Term Sheet. (b) On or before January 30, 2027 (the “Refinancing Deadline”), the Co- Borrowers shall have caused the full refinancing of the Senior Loan Obligations (the “Refinancing”) to have occurred on the terms in the Approved Refinancing Term Sheet or otherwise acceptable to the Lenders. (c) Upon the earliest of (i) the occurrence of the Term Sheet Deadline (unless there is an Approved Refinancing Term Sheet), (ii) failure to actively progress a refinancing on the terms in the Approved Refinancing Term Sheet so as to be reasonably likely to consummate such refinancing by the Refinancing Deadline and (iii) the failure to cause the Refinancing before the Refinancing Deadline, the Co-Borrowers shall cause (A) each of SP4 HoldCo and SP5 HoldCo to be direct wholly-owned subsidiaries of Co- Borrower 1, Co-Borrower-2 and Co-Borrower 3 and (B) the Loan Documents to be amended to cause each of SP4 HoldCo and SP5 HoldCo (and their Subsidiaries) to be subject to the Loan Documents on substantially the same terms as the Borrower Subs (and their Subsidiaries) (the “SP4/SP5 Collateral Addition”). The Parties shall amend the Loan Documents to reflect such SP4/SP5 Collateral Addition, including revisions to principal repayment. Following the SP4/SP5 Collateral Addition, SP4 HoldCo and SP5 HoldCo shall be deemed Borrower Subs for all purposes of the Credit Agreement, and the Co-Borrowers shall take all such actions as are reasonably required to effectuate the SP4/SP5 Collateral Addition. (d) As used herein, (x) “SP4 HoldCo” means (i) Spruce Power 4 HoldCo, LLC (including any assets it directly or indirectly owns) as each exists as of March 27, 2026 and (y) “SP5 HoldCo” means Spruce Power 5 HoldCo, LLC (including any assets it directly or indirectly owns) as each exists as of March 27, 2026. For the avoidance of doubt, prior to the occurrence of the SP4/SP5 Collateral Addition, none of SP4 HoldCo (or any of its Subsidiaries) or SP5 HoldCo (or any of its Subsidiaries) shall take any action, execute (or amend) any agreement or incur any liability that would reasonably be expected to cause any of their value to the Secured Parties

-6- 136864541.v11 upon consummation of the SP4/SP5 Collateral Addition to be less than their value to the Secured Parties had the SP4/SP5 Collateral Addition occurred on March 27, 2026.” m. Article V (Affirmative Covenants) is hereby amended by inserting as a new Section 5.31 the following: “Section 5.31. Updated Base Case Model. On or before July 31, 2026, the Co-Borrowers shall deliver to the Administrative Agent (in form and substance reasonably satisfactory to the Required Lenders) a comprehensive update of the Base Case Model that includes, without limitation, (a) updated revenue and cost assumptions, (b) the then-current terms of the PortfolioCo Loan Documents, (c) updated refinancing assumptions, and (d) third-party reports (or draft third-party reports if final reports are not available).” n. Article V (Affirmative Covenants) is hereby amended by inserting as a new Section 5.32 the following: “Section 5.32. Updated Datasite. No later than April 30, 2026, the Co- Borrowers shall have (i) established (and at all times thereafter maintain) a datasite, (ii) granted (and at all times thereafter maintain) access to such datasite to the Administrative Agent, the Collateral Agent, each Lender and counsel identified by any Lender and (iii) populated such datasite with copies of (A) all Loan Documents, (B) all Other Loan Documents, (C) all Portfolio Documents and (D) any other materials reasonably requested by any Lender. Co-Borrowers shall grant to each the Administrative Agent, the Collateral Agent, each Lender and counsel identified by any Lender access to any datasite used to provide information to Persons involved in a potential refinancing of the Senior Obligations.” o. Article V (Affirmative Covenants) is hereby amended by inserting as a new Section 5.33 the following: “Section 5.32. Original Collateral. Promptly after the delivery by the Collateral Agent of a lost collateral affidavit (but in no event more than five (5) Business after the date of delivery thereof) the Co-Borrowers shall deliver (and cause each Relevant Party to deliver) to the Collateral Agent replacement membership interest certificates and transfer powers for the Collateral listed on Annex 1 to the Consent and Amendment, dated March 27, 2026, and any other membership interests included in the Collateral.” p. Section 9.01(c) (Automatic Defaults) shall be amended as follows, with text in red strikethrough format being considered deleted and text that is blue and underlined being considered added: (c) Automatic Defaults. Any default by any Relevant Party in the observance and performance of or compliance with Section 2.01(h)(i), Section 5.02, Section 5.05,

-7- 136864541.v11 Section 5.21(e), Section 5.23, Section 5.24, Section 5.27, Section 5.30(c), Section 5.31, Article VI and Section 9.03. Any failure by the Sponsors to pay any amount due and payable under the Cash Diversion Guaranty. 3. Conditions Precedent to the Effectiveness of this Consent. The effectiveness of this Consent is subject to the satisfaction of the following conditions precedent each in form and substance reasonably satisfactory to the Administrative Agent (acting on the instructions of the Required Lenders): a. The Administrative Agent’s receipt of a copy of this Consent, duly executed by each Co-Borrower, the Administrative Agent and Lenders comprising Required Lenders; b. The Administrative Agent’s receipt of an executed copy of the PortfolioCo CA Amendment, duly executed by the parties thereto and each of the conditions to the “Extension Amendment Date” pursuant to Section 3 thereof has been satisfied; c. The Administrative Agent’s receipt of the ESE Subordination Agreement, duly executed by ESE and the Administrative Agent; d. The Administrative Agent shall have received the list of prospective replacement servicers required to be delivered by each Servicer (as defined under each Backup Servicing Agreement) under each Backup Servicing Agreement; and e. The payment of all of the fees, costs and expenses of the Agents and the Lenders, including all outstanding legal fees. If the above conditions are not satisfied on or prior to March 31, 2026, this Consent shall automatically terminate. 4. Co-Borrower Representations and Warranties. Each Co-Borrower hereby represents and warrants to the Administrative Agent and the Lenders that: a. the execution, delivery and performance by such Relevant Party of this Agreement and all other actions required to effect the PortfolioCo CA Amendment and the ESE Subordination Agreement: (a) have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Relevant Party; (b) do not and will not (A) conflict with or result in a violation or breach of the terms of its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be, any provision of material Law applicable to it or any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties, (B) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party

-8- 136864541.v11 or its material Properties, or (C) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents); and (c) do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect; b. the representations and warranties in Article IV of the Credit Agreement, shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations and warranties specifically refer to an earlier date (in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); c. immediately prior to and after the consummation of the PortfolioCo CA Amendment, no Default or Event of Default shall have occurred and be continuing; and d. as of the date hereof, the organization structure of Spruce Power 4 HoldCo, LLC and Spruce Power 5 HoldCo, LLC are as set forth on Annex 2. 5. Credit Agreement. Except as expressly modified hereby, the Credit Agreement and each other Transaction Document remains unchanged and in full force and effect and is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, claim, power, defense or remedy of any party to the Credit Agreement, any other Transaction Document or applicable law or constitute a waiver of any provision of the Credit Agreement, any other Transaction Document or applicable law. 6. Governing Law. The laws of the state of New York shall govern all matters arising out of, in connection with or relating to this Consent, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). 7. Severability. If any provision of this Consent is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Consent shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

-9- 136864541.v11 8. Headings. The headings of the several sections and subsections of this Consent are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Consent. 9. Lender and Agent Authorization. The Required Lenders hereby authorize and direct the Administrative Agent to execute and deliver this Agreement and the ESE Subordination Agreement. 10. Counterparts; Facsimile Signatures. This Consent may be executed or consented to in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Consent may be executed and delivered by facsimile or electronically and, upon such delivery, the facsimile or electronically transmitted signature will be deemed to have the same effect as if the original signature had been delivered to the other party. 11. Negotiations. Each Co-Borrower stipulates and agrees that each of the Loan Documents and this Consent are products of and result from arm’s length negotiations between the parties and that no Secured Party nor any other party has exerted or attempted to exert improper or unlawful pressure in connection with the execution or delivery of this Consent or any of the Loan Documents. Without in any way limiting the foregoing, each Co-Borrower stipulates and agrees that at all times during the course of the negotiations surrounding the execution and delivery of the Loan Documents and this Consent, it has, to the extent deemed necessary or advisable in its sole discretion, been advised and assisted by competent counsel of its own choosing, and that counsel has been present and actively participated in the negotiations surrounding the Loan Documents and this Consent. [Signatures on Following Page]

[Signature Page to Consent and Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Consent to be signed by their duly authorized officers as of the date first written above. CO-BORROWERS: KWS SOLAR TERM PARENT 1 LLC By: KWS SOLAR TERM PARENT 2 LLC By: KWS SOLAR TERM PARENT 3 LLC By: SPRUCE POWER 3 HOLDCO, LLC By: Corporate Development orporate Development Corporate Development Corporate Development

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By: Name: Renee M. Bonnell Title: Senior Vice President [Signature Page to Consent and Amendment]

[Signature Page to Consent] SOUTH TOWER STRATEGIC INFRASTRUCTURE FINANCE (GP) CO. LTD. as GENERAL PARTNER FOR SOUTH TOWER STRATEGIC INFRASTRUCTURE FINANCE (USD), LP, as Lender By: Name: Cameron Price Title: Authorized Signatory By: Name: Lisa Shaw Title: Authorized Signatory

[Signature Page to Consent] CANAFUND (CARLYLE NGS) INC., as Lender By: Name: Cameron Price Title: Authorized Signatory By: Name: Lisa Shaw Title: Authorized Signatory

[Signature Page to Consent] Vantage Global Funds ICAV acting in respect of GEMINI CREDIT FUND, as Lender By: Name: Cameron Price Title: Authorized Signatory By: Name: Lisa Shaw Title: Authorized Signatory

[Signature Page to Consent] VANTAGE INFRASTRUCTURE DEBT FUND L.P., by VANTAGE INFRASTRUCTURE USA GP LLC, its general partner, as Lender By: Name: Cameron Price Title: Authorized Signatory

Annex 1

Pledged Collateral

Holder	Issuer	Class	Ownership Percent	Certificate No.
KWS Solar Term Parent 1 LLC	KWS Solar Term Borrower 1 LLC	Membership Interests	100%	1
KWS Solar Term Parent 2 LLC	KWS Solar Term Borrower 2 LLC	Membership Interests	100%	1
KWS Solar Term Parent 3 LLC	KWS Solar Term Borrower 3 LLC	Membership Interests	100%	1
Spruce Holding Company 1 LLC	KWS Solar Term Parent 1 LLC	Membership Interests	100%	1
Spruce Holding Company 2 LLC	KWS Solar Term Parent 2 LLC	Membership Interests	100%	1
Spruce Holding Company 3 LLC	KWS Solar Term Parent 3 LLC	Membership Interests	100%	1
Spruce Holding Company 1 LLC	Spruce Power 3 HoldCo, LLC	Membership Interests	49.010%	1
Spruce Holding Company 2 LLC	Spruce Power 3 HoldCo, LLC	Membership Interests	31.051%	2
Spruce Holding Company 3 LLC	Spruce Power 3 HoldCo, LLC	Membership Interests	19.939%	3
Spruce Capital & Trading, LLC	Spruce Market, LLC	Membership Interests	100%	1

136864541.v11

136864541.v11 Annex 2 SP4 HoldCo and SP5 HoldCo Organizational Structures

136864541.v11 Exhibit A PortfolioCo CA Amendment [See Attached]

Execution Version -1- Omnibus Amendment (SP1) 136965024.v3 OMNIBUS AMENDMENT This OMNIBUS AMENDMENT, dated as of March 27, 2026 (this “Agreement”), is entered into by and among the undersigned in connection with (a) that certain Amended and Restated Credit Agreement, dated as of October 29, 2019 (as amended, restated, or modified from time to time, the “Credit Agreement”), by and among Spruce Power 1, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and collectively the “Lenders”), Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (as successor to Silicon Valley Bank), as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), and ING Capital LLC and First-Citizens Bank & Trust Company (as successor to Silicon Valley Bank), as Issuing Banks (in such capacity, and together with their successors and permitted assigns, the “Issuing Banks”) and (b) that certain Depository Agreement, dated as of April 30, 2019 (as amended, restated, or modified from time to time, the “Depository Agreement”) by and among the Borrower, Spruce Kilowatt OBS Owner I, LLC, (“Kilowatt OBS”), Spruce PV-OBS Systems, LLC, a Delaware limited liability company (“PV-OBS”), the Administrative Agent, First-Citizens Bank & Trust Company (as successor to Silicon Valley Bank), in its capacity as Collateral Agent for the Secured Parties (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”), and BankUnited, N.A., as depository agent (in such capacity, and together with its successors and permitted assigns, the “Depository Agent”). As used in this Agreement, capitalized terms that are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement. W I T N E S S E T H WHEREAS, the Commitments under the Credit Agreement have been fully funded and, and as of the date hereof immediately prior to the effectiveness of this Agreement, $173,702,097.90 of principal was currently outstanding in respect thereof; WHEREAS, the Issuing Banks have issued Letters of Credit under the Credit Agreement in an amount equal to the LC Commitments, and, as of the date hereof immediately prior to the effectiveness of this Agreement, the aggregate Stated Amount of such Letters of Credit was $15,640,271.93; WHEREAS, the Sponsors and ESE (collectively, the “Cash Diversion Guarantors”) have issued the Amended and Restated Cash Diversion Guaranty, dated as of May 29, 2020 (the “Cash Diversion Guaranty”) in favor of the Administrative Agent and Collateral Agent; WHEREAS, under the Credit Agreement, the Maturity Date of the Loans and the expiration date of the Letters of Credit is April 30, 2026; WHEREAS, the Borrower has requested the Lenders and Issuing Banks to extend the Maturity Date of the Loans and the expiration of the Letters of Credit by nine (9) months from April 30, 2026, to January 31, 2027 (the “Requested Extension”); WHEREAS, pursuant to Section 11.01(b)(ii) of the Credit Agreement, any amendments, supplements and modifications to the Loan Documents to extend the final scheduled payment date

-2- Omnibus Amendment (SP1) 136965024.v3 of any of the Loans requires the written consent of each Lender and each Issuing Bank affected thereby; WHEREAS, pursuant to Section 7.04 of the Depository Agreement, the Depository Agreement may only be amended, supplemented and otherwise modified in accordance with Section 7.04 of the Depository Agreement and Article VII of the Collateral Agency Agreement; WHEREAS, pursuant to Article VII of the Collateral Agency Agreement, the consents, amendments, supplements and modifications set forth in this Agreement do not constitute Modifications (as such term is defined in the Collateral Agency Agreement) requiring authorization of the Unanimous Voting Parties (as such term is defined in the Collateral Agency Agreement); WHEREAS, the Requested Extension requires the consent of the lenders under that the Amended and Restated Credit Agreement, dated as of March 19, 2022, (the “Mezzanine Credit Agreement”) among KWS Solar Term Parent 1 LLC, a Delaware limited liability company, KWS Solar Term Parent 2 LLC, a Delaware limited liability company, KWS Solar Term Parent 3 LLC, a Delaware limited liability company, and Spruce Power 3 Holdco, LLC, a Delaware limited liability company, as co-borrowers, the financial institutions party thereto from time to time as lenders, and KeyBank National Association, in its capacities as administrative agent, collateral agent and depositary agent; and WHEREAS, the Agents, the Lenders, the Issuing Banks, and other parties hereto desire to enter into the amendments, supplements and modifications set forth in this Agreement, on the conditions and terms provided herein; NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: 1. Amendments to Credit Agreement. The Borrower, the Administrative Agent, the Lenders and the Issuing Banks hereby agree that on and after the Extension Amendment Date (as defined below) the Credit Agreement shall be amended as follows: (a) Annex A (Amortization Schedule) to the Credit Agreement shall be deleted and replaced in its entirety by Annex A (Amortization Schedule) attached as Annex A hereto; (b) the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement shall be amended as follows, with text in red strikethrough format being considered deleted and text that is blue and underlined being considered added: “Applicable Margin” shall mean (a) from the Closing Date through (but excluding) the third anniversary of the Closing Date, 2.25% per annum, (b) from the third anniversary of the Closing Date through (but excluding) the sixth anniversary of the Closing Date, 2.375% per annum, and (c) from and after the sixth anniversary of the Closing Date through (but excluding) the Extension Amendment Date, 2.50% per annum; (d) from the Extension Amendment Date

-3- Omnibus Amendment (SP1) 136965024.v3 through (but excluding) October 30, 2026, 2.75% per annum, and (e) from and after October 30, 2026, 3.25% per annum. (c) Section 1.01 of the Credit Agreement shall be amended by adding the following new defined terms in the corresponding alphabetical order: “Extension Amendment” shall mean the Omnibus Amendment, dated as of March 27, 2026, among, inter alios, Spruce Power 1, LLC, the Administrative Agent, the Lenders, the Issuing Banks, and the Depository Agent. “Extension Amendment Date” shall have the meaning set forth in the Extension Amendment. “Extension Refinancing Condition” means the delivery by the Borrower to the Administrative Agent of an executed term sheet and/or commitment letter from any existing or prospective lender, financial institution, or other funding source for the refinancing of the Obligations in full prior to the Maturity Date, the terms of which shall be acceptable to the Required Lenders. “Mezzanine Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of March 19, 2022, among KWS Solar Term Parent 1 LLC, a Delaware limited liability company, KWS Solar Term Parent 2 LLC, a Delaware limited liability company, KWS Solar Term Parent 3 LLC, a Delaware limited liability company, and Spruce Power 3 Holdco, LLC, a Delaware limited liability company, as co-borrowers, the financial institutions party thereto from time to time as lenders, and KeyBank National Association, in its capacities as administrative agent, collateral agent and depositary agent. (d) the definition of “Maturity Date” in Section 1.01 of the Credit Agreement shall be amended as follows, with text in red strikethrough format being considered deleted and text that is blue and underlined being considered added: “Maturity Date” shall mean April 30, 2026 January 30, 2027; provided that if the Extension Refinancing Condition has not been satisfied (or waived by the Required Lenders) on or prior to October 30, 2026, the Maturity Date shall be October 30, 2026. (e) Section 2.02(iv) of the Credit Agreement shall be amended as follows, with text in red strikethrough format being considered deleted: (iv) Each Letter of Credit (A) shall be denominated in Dollars, (B) expire no later than the earlier of (x) the seventh (7th) anniversary of its date of issuance and (y) the Maturity Date and (C) be issued subject to “Uniform Customs and Practice for Documentary Credits” (2007 Revision), International Chamber of Commerce, Publication No. 600 or “International Standby Practices 1998”, International Chamber of Commerce, Publication No. 590, as mutually agreed between the Co-Borrowers, the Administrative Agent and the applicable Issuing Bank.

-4- Omnibus Amendment (SP1) 136965024.v3 (f) Section 9.01 of the Credit Agreement shall be amended by adding the following new clause (n): (n) Cross-Default. Any “Event of Default” (as such term is defined in the Mezzanine Credit Agreement) under the Mezzanine Credit Agreement shall have occurred and be continuing. 2. Amendment to Depository Agreement. The Borrower, PV-OBS, Kilowatt OBS, the Collateral Agent, and the Depository Agent agree that on and after the Extension Amendment Date (as defined below)the definition of “Early Amortization Period” in Section 1.01 of the Depository Agreement shall be amended as follows, with text that is blue and underlined being considered added: “Early Amortization Period” means (a) prior to the Extension Amendment Date, a period beginning on any Payment Date where the Debt Service Coverage Ratio has been less than 1.20:1.00 on such Payment Date and the immediately prior three (3) Payment Dates (four (4) consecutive Payment Dates in total) and continuing until the Payment Date upon which the Distribution Trap Condition is satisfied and (b) commencing on the Extension Amendment Date, at all times thereafter. 3. Conditions to Effectiveness. The amendments set forth in Sections 1 and 2 shall be effective as of the date of the satisfaction of each of the following conditions, which date shall be the “Extension Amendment Date”: (a) The Agents shall have received duly executed counterparts of this Agreement. (b) The Administrative Agent shall have received payment of an amendment fee equal to $1,907,533.74 (the “Amendment Fee”) for the pro rata benefit of each Lender and as consideration for the agreement of each Lender for the Requested Extension, which Amendment Fee shall be payable in U.S. dollars in immediately available funds free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with gross-up for withholding taxes) and will not be subject to reduction by way of setoff or counterclaim and shall not be refundable under any circumstances once paid. (c) The Administrative Agent shall have an updated Base Case Model, in form and substance satisfactory to the Administrative Agent, reflecting the Requested Extension. (d) The Administrative Agent shall have received executed copies of a consent to the Requested Extension and this Agreement from the lenders under the Mezzanine Credit Agreement, which consent shall be in form and substance satisfactory to the Administrative Agent, the Lenders and the Issuing Banks, and all conditions to the effectiveness of such consent shall have been satisfied and such consent shall be in full force and effect. (e) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized

-5- Omnibus Amendment (SP1) 136965024.v3 Officers of the Loan Parties as the Administrative Agent may require authorizing, as applicable, this Agreement and the amendments to the Loan Documents contemplated hereunder and the execution delivery and performance of this Agreement and evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement and the other Loan Documents to which a Loan Party or a Sponsor is a party or is to be a party, in each case, certified by an Authorized Officer of such Person. (f) The Borrower shall have delivered to each of the Issuing Banks a Notice of LC Activity requesting an extension of the expiration date of the Letters of Credit to the Maturity Date as amended by this Agreement. (g) The Administrative Agent shall have received the list of prospective replacement servicers required to be delivered by the Servicer (as defined under the Backup Servicing Agreement) under the Backup Servicing Agreement. 4. Undertakings and Covenants. (a) The Borrower shall promptly provide to the Administrative Agent (for distribution to the Lenders) written notice of any and all refinancing options, proposals, term sheets, commitment letters, or similar communications (whether solicited or unsolicited) received from, or entered into discussions with, any existing or prospective lender, financial institution, or other funding source, including the anticipated timeline for consummation of the proposed refinancing, any key milestones, deadlines, or conditions that must be satisfied prior to closing, and any other information reasonably requested by the Administrative Agent or the Lenders. The Borrower shall participate in a call with Lenders no less frequently than once per calendar month to provide detailed updates on these activities. (b) Promptly after the delivery by the Collateral Agent of a lost collateral affidavit (but in no event more than five (5) Business after the date of delivery thereof) the Borrower shall deliver (and cause each Relevant Party to deliver) to the Collateral Agent replacement membership interest certificates and transfer powers for the Collateral listed on Annex B hereto. (c) The Borrower shall deliver (and cause each Relevant Party and Provider to deliver) to the Administrative Agent any and all documentation, including (i) on or before April 30, 2026, (A) the most recent copies of the servicer report and complete database file for each Serviced Contract (as defined under the Backup Servicing Agreement) and (B) a report regarding the Backup Servicer’s ability and readiness to perform the Successor Servicing Services (as defined under the Backup Servicing Agreement); and (ii) amendments to any Backup Servicer Agreement, any Maintenance Services Agreement, any Transition Management Agreement and/or the Management Agreement, as requested by the Administrative Agent (at the instruction of the Required Lenders), and which documentation shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders, to ensure that in the determination of the Administrative Agent (acting at the direction of the Required Lenders) that the services provided by the Provider

-6- Omnibus Amendment (SP1) 136965024.v3 and/or the Manager can be provided by the Backup Servicer or another replacement servicer selected by the Administrative Agent immediately following the occurrence of a Servicer Termination Event. (d) The Borrower shall cause the Backup Servicer to participate in a call with Lenders on or before April 30, 2026, regarding the Backup Servicer’s ability and readiness to perform the Services (as defined under the Backup Servicing Agreements) and thereafter, to participate in additional calls and provide additional information as requested by the Administrative Agent (at the instruction of the Required Lenders)). (e) The parties hereto agree that failure to comply with the covenants set forth in this Section 4 shall constitute automatic and immediate Event of Defaults pursuant to Section 9.01(c) of the Credit Agreement. 5. Representations and Warranties. As of the date hereof and as of the Extension Amendment Date each Loan Party represents and warrants to the Agents and each Secured Party that: (a) The execution, delivery and performance by the Borrower and each Loan Party of this Agreement: (i) have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Person; (ii) do not and will not (A) conflict with or result in a violation or breach of the terms of its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be, any provision of material Law applicable to it or any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties, (B) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties, including the Intercompany Financing Agreement, or (C) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents); and (iii) do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect; (b) The representations and warranties of the Borrower, each other Loan Party and each Provider contained in Article IV of the Credit Agreement (as amended hereby on the Extension Amendment Date), shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such

-7- Omnibus Amendment (SP1) 136965024.v3 representations and warranties specifically refer to an earlier date (in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and (c) No Default or Event of Default shall have occurred and be continuing. 6. Miscellaneous. (a) Effect of this Agreement. (i) The consents, amendments, supplements and other modifications set forth in this Agreement shall be applicable solely with respect to those matters expressly provided therein, and no other amendments or consents are given herein or may be otherwise construed or implied. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto. (ii) Except as herein expressly provided, each and every term, condition, warranty and provision of the Credit Agreement, the Depository Agreement and the other Transaction Documents shall remain unchanged and in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto, and in the event of any conflict between the provisions of this Agreement and the provisions of the Credit Agreement, the Depository Agreement or any other Transaction Document, the provisions of this Agreement shall prevail. (iii) Except as expressly set forth herein, nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Credit Agreement, the Depository Agreement, and any other Transaction Document. (iv) Whether or not specifically amended by the provisions of this Agreement, all of the terms and provisions of the Credit Agreement, the Depository Agreement and the other Transaction Documents are hereby amended to the extent necessary to give effect to the purpose and intent of this Agreement. (b) Incorporation by Reference. Section 11.04 (Effect of Headings and Table of Contents), Section 11.05 (Successors and Assigns), Section 11.06 (Severability), Section 11.08 (Governing Law), Section 11.09 (Waiver of Jury Trial), and Section 11.10 (Counterparts; Integration; Effectiveness) and Section 11.16 (Entire Agreement) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. (c) Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Transaction Documents. (d) Acknowledgement. Each party hereto acknowledges that the terms of this Agreement shall not constitute a course of dealing among the parties hereto.

-8- Omnibus Amendment (SP1) 136965024.v3 (e) Construction. The principles of interpretation specified in Sections 1.02, 1.03 and 1.05 of the Credit Agreement also apply to this Agreement, mutatis mutandis. (f) No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, except as otherwise expressly provided in the Loan Documents, no other Person is entitled to rely upon or benefit from this Agreement or any term hereof or thereof. (g) Lender Authorization. The Lenders hereby authorize and direct the Administrative Agent to execute, deliver and perform this Agreement. The Administrative Agent hereby authorizes and directs the Collateral Agent and the Depository Agent to execute, deliver and perform this Agreement. (h) Loan Party and Cash Diversion Guarantor Reaffirmations. (i) Each Loan Party (A) acknowledges and consents to all the terms and conditions of this Agreement, (B) affirms all of its obligations under the Loan Documents, (C) agrees that this Agreement and all documents executed in connection herewith do no operate to reduce or discharge such Person’s obligations under the Loan Documents to which it is a party, (D) affirms the each of the Liens and/or guarantees granted in or pursuant to the Loan Documents by such Person are valid and subsisting, and (E) agrees that this Agreement and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens and guarantees granted in or pursuant to the Loans Documents by such Person. (ii) Each Cash Diversion Guarantor (A) acknowledges and consents to all the terms and conditions of this Agreement, (B) affirms all of its obligations under the Cash Diversion Guaranty, (C) agrees that this Agreement and all documents executed in connection herewith do no operate to reduce or discharge such Person’s obligations under the Cash Diversion Guaranty, (D) affirms the each of the guarantees granted in or pursuant to the Cash Diversion Guaranty by such Person are valid and subsisting, and (E) agrees that this Agreement and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the guarantees granted in or pursuant to the Cash Diversion Guaranty by such Person. [Signature Pages Follow]

[Signature Page to Omnibus Amendment (SP1)] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written. SPRUCE POWER 1, LLC, as Borrower By: _______________________________________ Name: Title: SUNGEVITY GREENWICH LESSOR, LLC, as Guarantor By: _______________________________________ Name: Title: KILOWATT OBS OWNER I, LLC, as Guarantor By: _______________________________________ Name: Title: SPRUCE PV-OBS SYSTEMS, LLC, as Guarantor By: _______________________________________ Name: Title: SPRUCE MH OWNER 2 NYGB, LLC, as Guarantor By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] SPRUCE MH MANAGER HOLDING 2 NYGB, LLC, as Guarantor By: _______________________________________ Name: Title: AMPERE SOLAR OWNER I, LLC, as Guarantor By: _______________________________________ Name: Title: AMPERE SOLAR MANAGER IV, LLC, as Guarantor By: _______________________________________ Name: Title: AMPERE SOLAR OWNER IV, LLC, as Guarantor By: _______________________________________ Name: Title: VOLTA MANAGER HOLDING II, LLC, as Guarantor By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] VOLTA SOLAR MANAGER II, LLC, as Guarantor By: _______________________________________ Name: Title: ORE F5A HOLDCO, LLC, as Guarantor By: _______________________________________ Name: Title: ORE F5A PROJECTCO, LLC, as Guarantor By: _______________________________________ Name: Title: ORE F6 HOLDCO, LLC, as Guarantor By: _______________________________________ Name: Title: ORE F6 PROJECTCO, LLC, as Guarantor By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] SUNSERVE RESIDENTIAL SOLAR I LLC, as Guarantor By: _______________________________________ Name: Title: SPRUCE HOLDING COMPANY 1 LLC, as Cash Diversion Guarantor By: _______________________________________ Name: Title: SPRUCE HOLDING COMPANY 2 LLC, as Cash Diversion Guarantor By: _______________________________________ Name: Title: SPRUCE HOLDING COMPANY 3 LLC, as Cash Diversion Guarantor By: _______________________________________ Name: Title: SOLAR SERVICE EXPERTS, LLC, as Cash Diversion Guarantor By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] ING CAPITAL LLC, as Lender and Issuing Bank By: _______________________________________ Name: Title: By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] FIRST-CITIZENS BANK & TRUST COMPANY, as Lender and Issuing Bank By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] KEYBANK NATIONAL ASSOCIATION, as Lender By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] EAST WEST, as Lender By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] BANKUNITED, N.A., as Lender By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] SPRUCE NYGB BORROWER, LLC, as Lender By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] FIRST-CITIZENS BANK & TRUST COMPANY, as Administrative Agent and Collateral Agent By: _______________________________________ Name: Title:

[Signature Page to Omnibus Amendment (SP1)] BANKUNITED, N.A., as Depository Agent By: _______________________________________ Name: Title:

Ex. A-1 136965024.v3 EXHIBIT A to Omnibus Amendment AMORTIZATION SCHEDULE Payment Date Principal Amortization Principal Repayment 1 April 30, 2026 $3,734,150.53 - 2 July 31, 2026 $4,326,357.25 - 3 October 31,2026 $6,495,780.66 - 4 Maturity Date - $159,145,809.46

EXHIBIT B
to Omnibus Amendment

PLEDGED COLLATERAL

Holder	Issuer	Class	Ownership Percent	Certificate No.
Spruce Power 1, LLC	Kilowatt OBS Owner I, LLC	Membership Interests	100%	1
Spruce Power 1, LLC	Spruce PV-OBS Systems, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Ampere Solar Owner I, LLC	Membership Interests	100%	3
Spruce Power 1, LLC	Volta Manager Holding II, LLC	Membership Interests	100%	1
Spruce Power 1, LLC	Ampere Solar Manager II, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Ampere Solar Manager III, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Ampere Solar Manager IV, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Spruce MH Owner 2 NYGB, LLC	Membership Interests	100%	1
Spruce MH Owner 2 NYGB, LLC	Spruce Manager Holding 2 NYGB, LLC	Membership Interests	100%	1
Volta Manager Holding II, LLC	Volta Solar Manager II, LLC	Membership Interests	100%	1
Kilowatt Systems, LLC	Sungevity Greenwich Lessor, LLC	Membership Interests	100%	1
Spruce Power 1, LLC	Sunserve Residential Solar I LLC	Class B Membership Interests	100%	B-1
Spruce Power 1, LLC	Sunserve Residential Solar I LLC	Class A Membership Interests	100%	A-2
Spruce Power 1, LLC	ORE F4 HoldCo, LLC	Class B Membership Interests	100%	B-1
Spruce Power 1, LLC	ORE F5A HoldCo, LLC	Class B Membership Interests	100%	B-1
Spruce Power 1, LLC	ORE F5A HoldCo, LLC	Class A Membership Interests	100%	A-2
Spruce Power 1, LLC	ORE F6 HoldCo, LLC	Class B Membership Interests	100%	B-1

Ex. B-1

136965024.v3

Ex. B-2 136965024.v3 Spruce Power 1, LLC ORE F6 HoldCo, LLC Class A Membership Interests 100% A-2

136864541.v11 Exhibit B ESE Subordination Agreement [See Attached]

Execution Version SUBORDINATION AGREEMENT This Subordination Agreement (this “Agreement”) is made as of March 27, 2026 between Solar Service Experts, LLC, d/b/a Energy Service Experts, a Delaware limited liability company (“Subordinated Creditor”) and KeyBank National Association, in its capacity as Administrative Agent for the Lenders (each as defined below). Capitalized terms used but not otherwise defined within the body of this Agreement shall have the meanings given to them in the Credit Agreement (defined below). RECITALS WHEREAS, KWS Solar Term Parent 1 LLC, a Delaware limited liability company (“Co-Borrower 1”), KWS Solar Term Parent 2 LLC, a Delaware limited liability company (“Co-Borrower 2”), KWS Solar Term Parent 3 LLC, a Delaware limited liability company (“Co-Borrower 3”), and Spruce Power 3 HoldCo, LLC, a Delaware limited liability company (“Co-Borrower 4”, together with Co-Borrower 1, Co-Borrower 2 and Co-Borrower 3, the “Co-Borrowers”), the financial institutions as Lenders from time to time party thereto, and KeyBank National Association, as Administrative Agent for the Lenders, are parties to that certain Amended and Restated Credit Agreement, dated as of March 19, 2021 (as amended by (a) the Omnibus Amendment and Accession, dated as of April 8, 2022; (b) the Consent and Amendment, dated July 12, 2022; (c) the Waiver and Second Amendment to Amended and Restated Credit Agreement, dated July 12, 2022; (d) the Consent and Amendment, dated August 18, 2023; (e) the Limited Waiver and Consent, dated April 30, 2024; and (f) the Consent Agreement, dated as of October 31, 2025, and as amended as of the date hereof and as may be further amended, restated, or modified from time to time, the “Credit Agreement”); WHEREAS, Subordinated Creditor is an affiliate of the Co-Borrowers; WHEREAS, Subordinated Creditor provides services to subsidiaries of the Co-Borrowers pursuant to the agreements set forth on Annex 1 hereto (each, a “MSA” and each counterparty to a MSA (other than Subordinated Creditor), an “MSA Counterparty”); WHEREAS, (a) as of the date hereof, certain amounts owed by MSA Counterparties to Subordinated Creditor are past-due under the MSAs for Non-Routine Services and other fees (other than Routine Services Fees) (all such past due amounts as of the date hereof, the “Current Past-Due Amount”) and (b) additional amounts (other than Routine Services Fees) may become past due under the MSAs (all such past due amounts accruing after the date hereof, the “Additional Past-Due Amounts” and, together with Current Past-Due Amounts, “Past-Due Amounts”); and WHEREAS, to induce the Lenders to execute that certain Consent and Amendment, dated as of March 27, 2026 in respect of the Credit Agreement, Subordinated Creditor is willing to execute and deliver this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: 1. Agreement. (a) Notwithstanding the terms of any MSA or any applicable law to the contrary, the parties agree that (i) Subordinated Creditor shall not demand payment, and shall not seek reimbursement, from any MSA Counterparty for any Past-Due Amounts under any MSA, nor shall any MSA Counterparty be obligated to pay any Past-Due Amounts under any MSA, unless and until the “Debt Termination Date” has occurred under the Credit Agreement and (ii) any amounts paid to Subordinated Creditor on account of such Past-Due Amounts prior to the Debt Termination Date shall be immediately returned to the applicable MSA Counterparty. For the avoidance of doubt, the Lenders and each MSA Counterparty are express third

2 136939881.v9 party beneficiaries of this Agreement with the right of specific performance, and this Agreement shall not be amended, supplemented, or otherwise altered without express written consent of the Lenders. (b) Notwithstanding the terms of any MSA or any applicable law to the contrary, Subordinated Creditor agrees not to charge to any Relevant Party amounts previously identified as a “Base MSA Accounting and Admin Expense”. 2. Representations and Warranties. The parties hereto represent and warrant to each other party that: (a) all action on the part of each party, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of the parties hereunder has been taken; (b) this Agreement constitutes the legal, valid and binding obligation of the parties hereto, enforceable against each party in accordance with the terms herein; and (c) the execution, delivery and performance of and compliance with this Agreement by each party will not (i) result in any material violation or default of any term of any of each party’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (ii) violate any material applicable law, rule or regulation. 3. Term. This Agreement shall remain in full force and effect until the Debt Termination Date. 4. Successors and Assigns. This Agreement shall be binding upon the parties and their respective successors and assigns, and inure to the benefit of the parties, the Lenders and their respective successors and assigns. 5. Administrative Agent Acknowledgement. On behalf of the Lenders, which are express third party beneficiaries of this Agreement, Administrative Agent hereby acknowledges execution of this Agreement. 6. Further Assurances. The parties hereby agree to execute such documents and/or take such further action as the Administrative Agent, acting at the direction of the requisite Lenders (determined in accordance with the Credit Agreement), may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by the Administrative Agent. 7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts may be delivered by facsimile or email. 8. Governing Law; Waiver of Jury Trial. (a) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply. (b) EACH PARTY HERETO WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN. 9. Entire Agreement; Waivers and Amendments. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments.

3 136939881.v9 No amendment, modification, supplement, termination, consent or waiver of or to any provision of this Agreement, nor any consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Subordinated Creditor and the Administrative Agent. Any waiver of any provision of this Agreement, or any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. 10. No Waiver. No failure or delay on the part of any party hereto in the exercise of any power, right, remedy or privilege under this Agreement shall impair such power, right, remedy or privilege or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise of any other power, right or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the parties hereto. 11. Legal Fees. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable, invoiced and out-of-pocket costs and expenses, including reasonable attorneys’ fees, incurred in such action. 12. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. 13. Subordination Agreement. This Agreement is intended to constitute and shall be deemed to constitute a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code of the United States and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to applicable nonbankruptcy law. [Signature pages follow]

[MSA Subordination Agreement] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written. SUBORDINATED CREDITOR: SOLAR SERVICE EXPERTS, LLC, D/B/A ENERGY SERVICE EXPERTS, a Delaware limited liability company, By: _____________________________________________ Name: Title:

[MSA Subordination Agreement] KEYBANK NATIONAL ASSOCIATION, as Administrative Agent on behalf of the Lenders By: _____________________________________________ Name: Title:

136939881.v9 ANNEX 1 MSAs Spruce Power 1, LLC and Subsidiaries 1. Amended and Restated Maintenance Services Agreement, dated as of January 1, 2014, by and between Kilowatt Solar Services, LLC, and Ampere Solar Owner I, LLC, as amended by that First Amendment to Amended and Restated Maintenance Services Agreement, dated as of December 15, 2016 and as assigned to Solar Service Experts, LLC, d/b/a Energy Service Experts pursuant to that certain Assignment Agreement (Ampere Solar I), dated as of October 29, 2019. 2. Maintenance Services Agreement, dated as of October 30, 2015, by and between Kilowatt Solar Services, LLC, and Ampere Solar Owner IV, LLC, as amended by that certain First Amendment to Maintenance Services Agreement, dated as of April 20, 2016, and that certain Second Amendment to Maintenance Services Agreement, dated as of May 18, 2016, as assigned by Kilowatt Solar Services, LLC to Solar Service Experts, LLC, d/b/a Energy Service Experts, pursuant to the Assignment Agreement (Ampere Solar II/III/IV), dated October 29, 2019. 3. Amended and Restated Maintenance Services Agreement, dated as of April 30, 2019, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, and Spruce PV-OBS Systems, LLC, amending and restating that certain Maintenance Services Agreement dated as of December 15, 2016, by and between Kilowatt Solar Services, LLC and Spruce PV-OBS Systems, LLC. 4. Amended and Restated Maintenance Services Agreement, dated as of October 29, 2019, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, Spruce Power 1, LLC (f/k/a Kilowatt Systems, LLC), and Spruce Kilowatt OBS Owner I, LLC. 5. Maintenance Services Agreement, dated as of August 31, 2017, by and between CPFAM Volta II Services, LLC and Volta Solar Owner II, LLC, as assigned to Solar Service Experts, LLC, d/b/a Energy Service Experts pursuant to that certain Assignment, Assumption and Transfer Agreement, dated as of May 23, 2018, by and between Solar Service Experts, LLC, d/b/a Energy Service Experts, CPFAM Volta II Services, LLC and Volta Solar Owner II, LLC. Spruce Power 2, LLC and Subsidiaries 6. Maintenance Services Agreement, dated May 14, 2020 between Subordinated Creditor and Spruce Power 2, LLC. Spruce Power 3, LLC and Subsidiaries 7. Maintenance Services Agreement, dated November 13, 2020 between Subordinated Creditor and Spruce Power 3, LLC.